Exhibit 99.1

Fintech Ecosystem Development Corp. Announces Funding of Trust Account to Extend Deadline to Complete Business Combination

COLLEGEVILLE, PA, January 20, 2023 – Fintech Ecosystem Development Corp. (Nasdaq: FEXD) (“FEXD”) announced today that Revofast LLC, FEXD’s sponsor, has deposited an aggregate of $1,150,000 (representing $0.10 per public share), into FEXD’s trust account. Accordingly, the date by which FEXD has to consummate a business combination has been extended from January 21, 2023 to April 21, 2023 (the “Extension”).

The Extension provides FEXD with additional time to complete its proposed business combination with fintech companies Rana Financial Inc. (“Rana”) and Mobitech International LLC (“Afinoz”).

About Rana Financial Inc.

Rana Financial, Inc. (“Rana”) is a licensed money transfer company founded in 2009 as Rana Express and reorganized in 2022 as Rana Financial, Inc. Rana provides affordable, online, and mobile-app fast transfer of funds between the U.S. and Latin America. Rana has been providing money transfer services in the U.S. market for 12 years and has 30,000 active users. Rana’s money transfer business has grown to 200,000 transactions in 2021.

For additional information, please visit www.ranaexpress.com

About Mobitech International LLC

Mobitech International LLC (dba Afinoz) (“Afinoz”) is an artificial intelligence-enabled digital lending platform used by India’s leading banks, non-banking financial companies (“NBFCs”), and Fintech loan providers. Afinoz’ fintech platform supports enterprises making loans primarily to middle and lower-class borrowers who can obtain Afinoz-mediated loans via its website or through its mobile phone application.

Afinoz’s Fintech platform allows users to obtain loans through its website www.afinoz.com and mobile phone application, which make loans available and affordable to millions of Indian workers and unbanked users by providing access at a low cost. Afinoz’s platform has 50+ lending partners. Afinoz’s database of registered users in India includes more than two million users.

For additional information, please visit www.afinoz.com

About Fintech Ecosystem Development Corp.

Fintech Ecosystem Development Corp. (Nasdaq: FEXD) is a special purpose acquisition company formed for the purpose of effecting one or more business combinations with an intent to focus on the financial technology sector. FEXD is sponsored by Revofast LLC and the management team led by Chief Executive Officer, President and founder Dr. Saiful Khandaker and a team of experienced Fintech business and technology innovators.

For additional information, please visit www.fintechecosys.com.

Important Information and Where to Find It

This press release relates to proposed transactions between FEXD, on the one hand, and each of Rana and Afinoz, on the other hand. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction, FEXD intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a proxy statement. The proxy statement, when final will be sent to all holders of FEXD’s common stock in connection with FEXD’s solicitation of proxies for the vote by FEXD’s stockholders with respect to the transaction and other matters as described in the proxy statement. Investors and security holders and other interested parties are urged to read the proxy statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about FEXD, Rana, Afinoz and the transactions. Investors and security holders may obtain free copies of the proxy statement, any amendments thereto, and other documents filed with the SEC by FEXD through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Fintech Ecosystem Development Corp., 100 Springhouse Drive, Suite 204, Collegeville, PA 19426. Before making any voting or investment decision, investors and security holders of FEXD are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Participants in the Solicitation

FEXD, Rana and Afinoz and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the transaction. Information about the directors and executive officers of FEXD will be set forth in the proxy statement and other relevant materials to be filed with the SEC regarding the transaction when they become available. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the proxy statement and other relevant materials to be filed with the SEC regarding the transaction when they become available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding FEXD’s proposed acquisition of Rana and Afinoz, FEXD’s ability to consummate the transaction, the development and performance of the products of Rana and Afinoz (including the timeframe for development of such products), the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, FEXD, Rana and Afinoz disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. FEXD, Rana and Afinoz caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of any of FEXD, Rana or Afinoz. In addition, FEXD cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the risk that the transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the stockholders of FEXD and the receipt of certain governmental and regulatory approvals, (iii) the inability to complete any additional financings, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreements, (v) the outcome of any legal proceedings that may be instituted against Rana, Afinoz and/or FEXD related to the business combination agreements or the transactions contemplated thereby, (vi) the ability to maintain the listing of FEXD stock following the business combinations, (vii) volatility in the price of FEXD’s securities, (viii) costs related to the transactions and the failure to realize anticipated benefits of the transactions or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (ix) the effect of the announcement or pendency of the transaction on Rana’s and/or Afinoz’s business relationships, operating results, performance and businesses generally, (x) risks that the transactions disrupt current plans and operations of Rana and/or Afinoz, (xi) changes in the capital structure of FEXD following the business combinations, (xii) changes in the competitive industries and markets in which Rana and Afinoz operate or plan to operate, (xiii) changes in laws and regulations affecting Rana’s and/or Afinoz’s business, (xiv) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions, and identify and realize additional opportunities, (xv) risks related to the limited operating history or Rana and Afinoz and the rollout of additional business offerings by Rana and Afinoz, (xvi) risks related to Rana’s and Afinoz’s potential inability to achieve or maintain profitability and generate cash, (xvii) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, and their impact on Rana and Afinoz, their business and markets in which they operate, and (xviii) the potential inability of Rana and/or Afinoz to manage growth effectively. Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. The foregoing list of risks is not exhaustive. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in FEXD’s periodic and other filings with the SEC. FEXD’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

For Investors

Rittesh Suneja

Email: riteshsuneja@googlemail.com

For Media

Michael Tomczyk

Email: tomczyk2010@gmail.com

For Fintech Ecosystem Development Corp.

Dr. Saiful Khandaker

saiful@fintechecosys.com

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